90093-P1 03/25

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 13, 2025 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED FEBRUARY 1, 2025, OF

MARTIN CURRIE EMERGING MARKETS FUND (THE “FUND”)

Effective immediately, the Fund’s Summary Prospectus and Prospectus are amended as follows:

I.	The following is added to the section titled “Principal risks” in the Fund’s Summary Prospectus and Prospectus:

Investing in China risk. There are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Heightened geopolitical risks and adverse Government policies can have an impact on Chinese companies. In addition, investments in Taiwan and Hong Kong (Greater China) could be adversely affected by their political and economic relationship with China. Chinese companies with securities listed on U.S. securities exchanges, including those that utilize variable interest entity (VIE) structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of such investments. In addition, the standards for environmental, social and corporate governance matters in Greater China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

II.	The following is added to the section titled “More on risks of investing in the fund” in the Fund’s Prospectus:

Investing in China risk. There are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. In addition, because the Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations, changes in these policies by the Chinese government could adversely impact affected industries or companies in China. Heightened geopolitical risks and adverse government policies can have an impact on Chinese companies. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Additional tariffs and trade barriers may be implemented by one or both countries. Further, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other political or economic disturbances arise, economies, markets and individual securities globally could be severely negatively affected, and the value and liquidity of the fund’s investments in the Greater China region (including

Hong Kong and Taiwan) and beyond could decline. In addition, Chinese companies with securities listed on U.S. securities exchanges, including those that utilize variable interest entity (VIE) structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of such investments. If the parties to the contractual arrangements between a U.S.-listed company and a China-based VIE to which it has economic exposure do not meet their obligations or changes in Chinese law or practice limit the enforceability of these arrangements, the U.S.-listed company may suffer significant economic losses. Certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Please retain this supplement for future reference.

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